UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2005

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5720

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 30, 2005, Harvest Natural Resources, Inc. ("Harvest") issued a Press Release (the "Press Release") regarding its Venezuelan affiliate, Harvest Vinccler C.A. ("HVCA"). This Press Release states that HVCA received $27 million in U.S. dollars and 58 billion bolivars as partial payment for its 2005 first quarter deliveries of oil and gas to Petroleos de Venezuela, S.A. (PDVSA).

The foregoing is qualified by reference to the Press Release which is furnished as an exhibit to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Press release dated June 30, 2005, stating that HVCA received a partial payment from PDVSA for first quarter 2005 deliveries of oil and gas.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

June 30, 2005	By:	Kerry R. Brittain

Name: Kerry R. Brittain
Title: Senior Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 30, 2005, stating that HVCA received a partial payment from PDVSA for first quarter 2005 deliveries of oil and gas.